UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2023 (December 15, 2023)

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Trilogy International Partners Inc.
(Exact name of registrant as specified in its charter)

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British Columbia, Canada	000-55716	98-1361786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 108th Avenue NE, Suite 400, Bellevue, Washington 98004

(Address of principal executive offices) (Zip Code)

(425) 458-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 15, 2023, SG Enterprises II, LLC, a Washington limited liability company (“SG”), delivered to the Special Committee of the Board of Directors of the registrant (the “Special Committee”) a non-binding letter of intent proposing a transaction in which SG would acquire all of the issued Common Shares, no par value (“Common Shares”), of the registrant that SG does not already own (the “LOI”). Under the terms of the LOI, SG proposes to acquire all of the Common Shares that it does not already own for a purchase price of US $0.001 per Common Share in cash, assuming the registrant makes, immediately prior to such purchase, a distribution to shareholders of US $0.065 per Common Share. Alternatively, if the registrant prefers not to make any additional distributions to shareholders, SG is willing to discuss a share purchase on terms that provide substantially equivalent economic benefits to the registrant’s shareholders.

If the parties agree to proceed with the potential transaction, SG indicated that it expects that the potential transaction would be carried out by way of a court-approved plan of arrangement under the Business Corporations Act (British Columbia).

The foregoing description of the LOI does not purport to be complete and is qualified in its entirety by reference to the full text of such document, which is filed as Exhibit 99.1 hereto.

On December 18, 2023, the registrant and SG issued a press release announcing the communication with the Special Committee described above. The press release is furnished as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Letter to the Special Committee of the Board of Directors of Trilogy International Partners Inc., dated December 15, 2023
99.2	Press Release dated December 18, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trilogy International Partners Inc.
(Registrant)

Date: December 18, 2023	By:	/s/ Bradley J. Horwitz
Bradley J. Horwitz
	Title:	President, Chief Executive Officer and Chief Financial Officer

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